UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 30, 2022

CITRINE GLOBAL, CORP.

Delaware	000-55680	68-0080601
(State or Other Jurisdiction	(commission	(IRS Employer
Of incorporation)	File Number)	Identification Number)

2 Jabotinsky St., Atrium Tower, Ramat Gan Israel	5250501
(Address of Principal Executive Offices)	(Area Code)

+ (972) 9 855 1422

(Registrant’s telephone number, including area code)

4 HaOgen Street, Herzelia, Israel 4655102

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 30, 2022, Citrine Global, Corp. (the “Company”) received a loan from Citrine Hi Tech 7 LP, an Israeli limited partnership and an affiliated entity (the “Lender”), in the principal amount of $80,000. The loans bears interest at 12% per annum and is scheduled to mature on December 15, 2022. The principal and interest payment on the Note are to be made in New Israeli Shekels (NIS) at the exchange rate which was in effect on the date on which the loan was advanced.

The Lender has the option, upon written notice to the Company and subject to the Company’s consent, to extend the maturity date of the loan (the “Maturity Date extension Notice”). The Lender is to provide the Maturity Date extension Notice by no later than December 5, 2022.

In the event that the Company agrees to such extension, the terms of this Note shall be adjusted on a pro-rata basis, to those terms applicable to the Company’s convertible notes then outstanding under the Convertible Note Agreement, date as of April 1, 2020, as subsequently amended, amongst the Company and the affiliated parties thereto (of which the Lender is a party).

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 3.02. Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02.

The foregoing issuances of the Note were made in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”), in reliance upon exemptions from the registration requirements of the Act in transactions not involving a public offering, including, but not limited to the exemption provided pursuant to Rule 506(b) of Regulation D, as promulgated by the Securities and Exchange Commission under the Act for offers and sales of restricted securities in a private, non-public transactions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citrine Global, Corp

By:	/s/ Ora Elharar Soffer
Name:	Ora Elharar Soffer
Title:	Chairperson of the Board and CEO

Date: October 6, 2022